UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – June 19, 2020

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including Area Code – (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 19, 2020, Oncor Electric Delivery Company LLC, a Delaware limited liability company (“Oncor”), entered into a First Amendment (the “Amendment”) to the Term Loan Credit Agreement, dated as of March 23, 2020 (as amended, the “Term Loan Agreement”), among Oncor, as borrower, the lenders listed therein (the “Lenders”), and Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent for the Lenders and as a Lender.

The Term Loan Agreement provides for a term loan credit facility in an aggregate principal amount of $350 million. Oncor may borrow up to the full amount available under the term loan credit facility in up to four borrowings during the funding availability period.

The Amendment extends the maturity date to June 30, 2021 and the funding availability period to any time in the period beginning on April 1, 2020 and ending on the earliest to occur of (i) the date on which the term loans are funded in full and no commitments remain unused, (ii) the fourth funding date and (iii) 5:00 p.m. Eastern time on August 7, 2020. The Amendment also revises the per annum interest rate for LIBOR loans to (x) LIBOR plus 0.950%, or (y) an alternate base rate (the highest of (1) the prime rate of Wells Fargo, (2) the federal funds effective rate plus 0.50%, and (3) daily one-month LIBOR plus 1%). On June 25, 2020, Oncor submitted an irrevocable notice to borrow $15 million under the Term Loan Agreement, which is the first borrowing under the Term Loan Agreement and is expected to be funded on June 30, 2020.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete terms of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1	First Amendment to Term Loan Credit Agreement, dated as of June 19, 2020, among Oncor Electric Delivery Company LLC, as borrower, the lenders listed therein and Wells Fargo Bank, National Association, as administrative agent and as a lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: June 25, 2020